UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 21, 2022

NextPlay Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Nevada	001-38402	26-3509845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1560 Sawgrass Corporate Parkway, Suite 130, Sunrise, Florida	33323
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 888-9779

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	NXTP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 21, 2022, NextPlay Technologies, Inc. (the “Company”) held a Special Meeting of its stockholders (the “Special Meeting”) in a virtual format. At the Special Meeting, 47,750,144 of the Company’s 117,436,081 issued and outstanding shares of common stock entitled to vote, or approximately 40.7% as of the record date, May 31, 2022, were present or represented by proxy.

The proposals voted on at the Special Meeting are more fully described in the Definitive Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission (the “Commission”) on June 10, 2022, which information is incorporated by reference herein. The final voting results on the proposals presented for stockholder approval at the Special Meeting were as follows:

Proposal No. 1: The Company’s stockholders did not approve an amendment to the exercise price provisions of those warrants (the “Warrants”) issued in connection with a registered direct offering of the Company’s securities pursuant to that Stock Purchase Agreement entered into by and among the Company and certain investors on November 1, 2021, and specifically to remove the $1.97 floor price (the “Floor Price”) of the Warrants such that the exercise price of the Warrants may be reduced below the Floor Price in the event that the Company issues or enters into any agreement to issue securities for consideration less than the then current exercise price of the warrants (the “Warrant Amendment”), as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,117,375	38,621,350	11,419	0

As previously disclosed in the Current Report on Form 8-K filed by the Company with the Commission on November 3, 2021, the Company has agreed to hold a meeting of its stockholders every three months for so long as the Warrants remain outstanding to obtain stockholder approval of the Warrant Amendment.

Proposal No. 2: The Company’s stockholders voted to authorize the Company’s board of directors (the “Board”) to adjourn the Special Meeting, in the Board’s discretion, to permit the Company’s Board to solicit additional proxies in favor of the proposals voted on at the Special Meeting, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,313,779	3,425,899	10,466	0

The Board elected not to adjourn the Special Meeting to a later date to solicit additional proxies in favor of Proposal No. 1 at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTPLAY TECHNOLOGIES, INC.

Date: July 25, 2022	By:	/s/ Nithinan Boonyawattanapisut
Name: Nithinan Boonyawattanapisut Title: Co-Chief Executive Officer